UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2018 (November 8, 2018)

ASSERTIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13111	94-3229046
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045

(Address of Principal Executive Offices; Zip Code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Amendment to Commercialization Agreement

On November 8, 2018, Assertio Therapeutics, Inc., a Delaware corporation (the “Company”), Collegium Pharmaceutical, Inc., a Virginia corporation (“Collegium”), and Collegium NF, LLC, a Delaware limited liability company and wholly owned subsidiary of Collegium (“Newco”), entered into an amendment (the “Amendment”) to the Commercialization Agreement dated December 4, 2017, as amended, by and among the Company, Collegium and Newco (the “Commercialization Agreement”).

Pursuant to the Amendment, Collegium may only terminate the Commercialization Agreement after December 31, 2020, with 12-months’ notice.  In the event any such termination notice has an effective date of termination prior to December 31, 2022, then Collegium shall pay a $5,000,000 termination fee to the Company concurrent with the delivery of such notice.  The Amendment also provides that Collegium shall reimburse the Company for the amount of any minimum annual royalties paid by the Company to Grünenthal GmbH (“Grünenthal”) on net sales of NUCYNTA (as defined below) during the first four years of the Commercialization Agreement as provided in the Consent Agreement, dated as of November 30, 2017 (the “Grünenthal Consent Agreement”), by and among the Company, Grünenthal and Newco.

In connection with the Amendment, on November 8, 2018, Collegium issued the Company a warrant to purchase up to 1,041,667 shares of Collegium common stock at an exercise price of $19.20 per share (the “Warrant”).  The Warrant is exercisable for a period of four years and contains customary terms, including with regard to net exercise.

Pursuant to the Amendment, the royalties payable by Collegium to the Company in connection with Collegium’s commercialization of NUCYNTA® Extended Release and NUCYNTA® Immediate Release (collectively, “NUCYNTA”) are amended such that effective as of January 1, 2019 through December 31, 2021, the Company will receive: (i) 65% of net sales of NUCYNTA up to $180,000,000, plus (ii) 14% of annual net sales of NUCYNTA between $180,000,000 and up to $210,000,000, plus (iii) 58% of annual net sales of NUCYNTA between $210,000,000 and $233,000,000, plus (iv) 20% of annual net sales of NUCYNTA between $233,000,000 and up to $258,000,000, plus (v) 15% of annual net sales of NUCYNTA above $258,000,000.  Payments described in clauses (i), (ii) and (iii) hereof will be swept daily from a lock-box account of Newco where revenues from gross sales of NUCYNTA will be deposited.  Payments described in clauses (iv) and (v) hereof will be paid annually within 60 days of the end of the calendar year.  In connection with the Amendment, Collegium’s obligation to maintain a standby letter of credit with respect to royalties due to the Company on net sales of NUCYNTA occurring in 2018 will expire on the first to occur of February 28, 2019 or one business day after the date Collegium pays the Company its royalties owed for the quarter ended December 31, 2018.  For the year ending December 31, 2018, the Company will receive total royalties from Collegium of $132 million.

The Amendment does not affect the royalties the Company will receive on annual net sales of NUCYNTA by Collegium for the period beginning January 1, 2022 and for each year of the Commercialization Agreement term thereafter, which are: (i) 58% of net sales of NUCYNTA up to $233,000,000, payable quarterly within 45 days of the end of each calendar quarter, plus (ii) 25% of annual net sales of NUCYNTA between $233,000,000 and $258,000,000, plus (iii) 17.5% of annual net sales of NUCYNTA above $258,000,000. Payments described in clauses (ii) and (iii) hereof will be paid annually within 60 days of the end of the calendar year.

The Amendment provides that the Company may terminate the Commercialization Agreement upon 60 days’ prior written notice to Collegium in the event that (i) the net sales of NUCYNTA by Collegium during any period of 12 consecutive calendar months ending on or before December 31, 2021 are less than $180,000,000, or (ii) the net sales of NUCYNTA by Collegium during any period of 12 consecutive calendar months commencing on or after January 1, 2022 are less than $170,000,000.

Deerfield Consent

In connection with the execution of the Amendment, on November 8, 2018, the Company, certain purchasers and Deerfield Private Design Fund III, L.P., as collateral agent (“Deerfield”), entered into a Consent (the “Deerfield Consent”) under that certain Note Purchase Agreement, dated as of March 12, 2015 (the “Purchase Agreement”), by and among the Company, such purchasers and Deerfield.  The Deerfield Consent consents to the terms and conditions of the Amendment.

The foregoing summaries of the Amendment and the Deerfield Consent do not purport to be complete and are qualified in their entirety by reference to the text of such agreements.  Copies of the Amendment and the Deerfield Consent are filed as exhibits to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)           The following exhibits are filed as a part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Amendment No. 3 to Commercialization Agreement, dated November 8, 2018, by and among Assertio Therapeutics, Inc., Collegium Pharmaceutical, Inc., and Collegium NF, LLC.

10.2	Consent, dated November 8, 2018, by and among Assertio Therapeutics, Inc., certain purchasers and Deerfield Private Design Fund III, L.P.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to Commercialization Agreement, dated November 8, 2018, by and among Assertio Therapeutics, Inc., Collegium Pharmaceutical, Inc., and Collegium NF, LLC.

10.2	Consent, dated November 8, 2018, by and among Assertio Therapeutics, Inc., certain purchasers and Deerfield Private Design Fund III, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO THERAPEUTICS, INC.

Date: November 8, 2018	By:	/s/ Amar Murugan
Amar Murugan
Senior Vice President and General Counsel